Exhibit 99.1

BIGLARI HOLDINGS INC.

NEWS RELEASE

San Antonio, TX, May 21 – Biglari Holdings Inc. (NYSE: BH) announces its fiscal second quarter 2010 results:

Biglari Holdings Inc.’s operating results for the sixteen and the twenty-eight weeks, which ended April 14, 2010, are summarized below.  To become apprised fully of our results, shareholders should carefully study our 10-Q, which has been posted at www.biglariholdings.com.

(Amounts in $000s, except share and per share data)

	Sixteen Weeks Ended		Twenty-Eight Weeks Ended
	April 14,	April 8,	April 14,	April 8,
	2010	2009	2010	2009

Pre-tax operating earnings (loss)	$7,840	$2,606	$15,689	$(3,375)
Realized investment gains/losses	522	-	834	-
Income taxes	(2,838)	(353)	(5,522)	2,188
Net earnings (loss) attributable to Biglari Holdings Inc.	$5,524	$2,253	$11,001	$(1,187)

Diluted net earnings (loss) per common and common equivalent share*	$3.84	$1.58	$7.66	$(0.84)

Weighted average diluted shares and equivalents*	1,437,806	1,427,720	1,436,746	1,420,134

* Adjusted for 1-for-20 reverse stock split effective December 18, 2009.

Net earnings for fiscal second quarter 2010 were $5.5 million, or $3.84 per diluted share, as contrasted with net earnings for the second quarter of fiscal year 2009 of $2.3 million, or $1.58 per diluted share. In the current quarter, net revenues increased 4.7% from $189 million to $197.8 million. Year-to-date net revenues increased 8% from $320.7 million to $346.3 million.

About Biglari Holdings Inc.

Biglari Holdings Inc. is a holding company engaged in a number of diverse business activities. The most important operating subsidiaries are engaged in investment management and the franchising and operating of restaurants.

The company’s long-term objective is to maximize its per-share intrinsic value. Strategically, the holding company reinvests cash generated from its operating subsidiaries into investments whose purpose is to achieve high risk-adjusted returns. All investment and other capital allocation decisions are made by Sardar Biglari, Chairman and Chief Executive Officer, on behalf of the company.

Comment on Regulation G

This press release contains certain non-GAAP financial measures. In addition to the GAAP presentations of net earnings, Biglari Holdings defines pre-tax operating earnings exclusive of investment gains/losses and income taxes but inclusive of noncontrolling interest.

Risks Associated with Forward-Looking Statements

This news release may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements which may concern anticipated future results are based on current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ markedly from those projected or discussed here. Biglari Holdings cautions readers not to place undue reliance upon any such forward-looking statements, for actual results may differ materially from expectations. Biglari Holdings does not update publicly or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. Further information on the types of factors that could affect Biglari Holdings and its business can be found in the company's filings with the SEC.

Condensed Consolidated Statements of Financial Position (Unaudited)
Biglari Holdings Inc.
(Amounts in $000s, except share and per share data)
	April 14,	September 30,
	2010	2009
Assets
Current assets:
Cash and cash equivalents	$75,216	$51,395
Investments	5,806	3,001
Receivables, net of allowance of $538 and $538, respectively	10,848	7,660
Inventories	8,125	6,595
Deferred income taxes	4,329	3,910
Assets held for sale	12,284	13,733
Other current assets	4,561	4,421
Total current assets	121,169	90,715
Property and equipment, net	392,609	399,635
Marketable securities held by consolidated affiliated partnerships	11,658	-
Goodwill	33,220	14,503
Other intangible assets, net	1,463	1,567
Other assets	8,420	8,076
Total assets	$568,539	$514,496

Liabilities and shareholders' equity
Liabilities
Current liabilities:
Accounts payable	$25,962	$22,293
Accrued expenses	33,628	30,381
Revolving credit	17,500	18,500
Current portion of obligations under leases	4,390	4,339
Current portion of long-term debt	148	20
Total current liabilities	81,628	75,533
Deferred income taxes	10,754	9,388
Obligations under leases	127,098	130,076
Long-term debt	25,396	48
Other long-term liabilities	9,377	7,404
Total liabilities	254,253	222,449

Commitments and contingencies

Redeemable noncontrolling interests of consolidated affiliated partnerships	12,004	-

Shareholders' equity
Common stock - $0.50 stated value, 2,500,000 shares authorized - 1,511,175 shares issued, 1,431,608 shares outstanding*	756	757
Additional paid-in capital	143,693	143,691
Retained earnings	178,732	167,731
Accumulated other comprehensive income	252	112
Treasury stock - at cost: 79,567 shares as of April 14, 2010; 77,796 shares as of September 30, 2009*	(21,151)	(20,430)
Biglari Holdings Inc. shareholders' equity	302,282	291,861
Noncontrolling interest	-	186
Total shareholders' equity	302,282	292,047
Total liabilities and shareholders' equity	$568,539	$514,496

* Adjusted for 1-for-20 reverse stock split effective December 18, 2009.

Condensed Consolidated Statements of Operations (Unaudited)
Biglari Holdings Inc.
(Amounts in $000s except share and per share data)
	Sixteen Weeks Ended		Twenty-Eight Weeks Ended
	April 14,	April 8,	April 14,	April 8,
	2010	2009	2010	2009
Revenues
Net sales	$196,650	$187,975	$344,236	$318,694
Franchise fees	1,192	1,054	2,111	2,012
Total revenues	197,842	189,029	346,347	320,706

Costs and expenses
Cost of sales	54,160	50,714	92,639	85,831
Restaurant operating costs	98,394	96,423	171,551	168,019
General and administrative	11,609	10,799	20,394	19,444
Depreciation and amortization	8,962	9,606	15,885	17,049
Marketing	9,882	9,873	17,609	17,416
Interest	3,527	4,049	6,081	7,651
Rent	4,936	4,659	8,629	8,224
Asset impairments and provision for restaurant closing	(28)	741	143	917
Loss (gain) on disposal of assets	122	47	99	(12)
Total costs and expenses	191,564	186,911	333,030	324,539

Other income (expense)
Other income	1,741	726	2,677	1,254
Other expense	(186)	(238)	(295)	(796)
Other income (expense), net	1,555	488	2,382	458

Realized investment gains/losses	522	-	834	-

Earnings (loss) before income taxes	8,355	2,606	16,533	(3,375)

Income taxes	2,838	353	5,522	(2,188)

Net earnings (loss)	5,517	2,253	11,011	(1,187)

Less: (Loss) earnings attributable to noncontrolling interest	(7)	-	10	-

Net earnings (loss) attributable to Biglari Holdings Inc.	$5,524	$2,253	$11,001	$(1,187)

Basic earnings (loss) per common and common equivalent share*	$3.87	$1.58	$7.70	$(0.84)

Diluted earnings (loss) per common and common equivalent share*	$3.84	$1.58	$7.66	$(0.84)

Weighted average shares and equivalents*
Basic	1,428,699	1,423,918	1,427,835	1,420,134
Diluted	1,437,806	1,427,720	1,436,746	1,420,134

* Adjusted for 1-for-20 reverse stock split effective December 18, 2009.

Condensed Consolidated Statements of Cash Flows (Unaudited)
Biglari Holdings Inc.
(Amounts in $000s)
	Twenty-Eight Weeks Ended
	April 14,	April 8,
	2010	2009
Operating activities
Net earnings (loss)	$11,011	$(1,187)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	15,885	17,049
Provision for deferred income taxes	1,519	1,748
Asset impairments and provision for restaurant closing	143	917
Stock-based compensation and other non-cash expenses	900	1,942
Loss (gain) on disposal of assets	99	(12)
Realized investment gains	(834)	-
Changes in receivables and inventories	(3,152)	9,312
Changes in other assets	(126)	(2,098)
Changes in accounts payable and accrued expenses	5,650	(1,868)
Net cash provided by operating activities	31,095	25,803

Investing activities
Additions of property and equipment	(4,648)	(2,612)
Proceeds from property and equipment disposals	711	6,590
Purchases of investments	(9,532)	-
Sale of investments	9,169	-
Cash from merger activities	1,208	-
Net cash (used in) provided by investing activities	(3,092)	3,978

Financing activities
Proceeds from revolving credit facility	-	7,400
Payments on revolving credit facility	(1,000)	(4,580)
Principal payments on long-term debt	(8)	(4,482)
Proceeds from property sale-leaseback	-	2,005
Principal payments on direct financing lease obligations	(2,253)	(2,407)
Proceeds from exercise of stock options and employee stock purchase plan	210	566
Cash paid in lieu of fractional shares	(711)	-
Repurchase of employee shares for tax withholding	(199)	(128)
Distributions to noncontrolling interest	(221)	-
Net cash used in financing activities	(4,182)	(1,626)

Increase in cash and cash equivalents	23,821	28,155
Cash and cash equivalents at beginning of period	51,395	6,855
Cash and cash equivalents at end of period	$75,216	$35,010